SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2017

                     BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

         (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended (the“Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect a one-for-five reverse stock split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”) with an effective date of July 24, 2017.

As disclosed in Item 5.07 of the Company’s Current Report on Form 8-K filed on June 29, 2017, at the annual meeting of the Company’s stockholders held on June 29, 2017, the Company’s stockholders, by an affirmative vote on the matters, approved an Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effectuate a reverse stock split of the outstanding shares of the Company’s common stock by a ratio of up to one-for-five by July 31, 2017. Thus, on June 29, 2017, the Company’s Board of Directors adopted a resolution to set forth the Certificate of Amendment to effectuate the Reverse Stock Split by a ratio of one-for-five shares.

As a result of the Reverse Stock Split, every five shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of the Company’s common stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share in connection with the Reverse Stock Split will have such fractional share rounded up to the nearest whole share.

The Reverse Stock Split will be effective as of 5:00 p.m. Eastern time on July 24, 2017, and will begin trading on The NASDAQ Capital Market on a reverse stock split-adjusted basis on July 25, 2017. The Company’s trading symbol will remain “BLIN.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 10807Q403.

Item 8.01      Other Events

On July 24, 2017, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended

99.1	Press release, dated July 24, 2017, by Bridgeline Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

	By:	/s/ Michael D. Prinn
Michael D. Prinn
Executive Vice President and
Chief Financial Officer

Date: July 24, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
99.1	Press release issued by Bridgeline Digital, Inc., dated July 24, 2017.